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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

     Date of Report (Date of earliest event reported): April 30, 1999
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                             BOX HILL SYSTEMS CORP.
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             (Exact name of registrant as specified in its charter)

    New York                       001-13317                     13-346-0176
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(State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

161 Avenue of the Americas, New York, New York                         10013
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   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:   212-989-4455
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         (Former name or former address, if changed since last report.)

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Item 5.     Other Events.

            On April 30, 1999, Box Hill Systems Corp., a New York corporation (the "Company"), announced that it has signed a merger agreement with Artecon, Inc., a Delaware corporation ("Artecon"), in connection with a tax-free, stock-for-stock transaction in what is intended to be accounted for as a pooling of interests (the "Merger"). The Merger was approved unanimously by the boards of directors of both the Company and Artecon.

            Under the terms of the Agreement and Plan of Merger dated April 29, 1999 (the "Merger Agreement") among the Company, BH Acquisition Corp., a Delaware corporation ("Merger Sub") and Artecon, each outstanding share of common stock of Artecon will be converted into 0.40 (the "Exchange Rate") of a fully paid and non-assessable share of Common Stock of the Company (the "Company Common Stock"). Unless converted in accordance with their terms prior to the consummation of the Merger, each issued and outstanding share of preferred stock of Artecon will be converted into the right to receive that number of shares of Company Common Stock equal to the quotient obtained by dividing (i)(1) $4,988,318, divided by (2) the closing sales price of Company Common Stock as traded on the New York Stock Exchange Composite Transaction Tape on the last trading day immediately prior to the closing of the Merger, by (ii) 2,494,159. In accordance with the terms of the Merger Agreement, outstanding options to purchase Artecon Common Stock will be assumed by the Company in the Merger and will become options to purchase Company Common Stock. The exercise price and number of shares underlying such options will be adjusted to give effect to the Exchange Rate. In addition, under the terms of the Merger Agreement, upon approval by the shareholders of the Company, the Company will, effective upon consummation of the Merger, amend its certificate of incorporation pursuant to a Certificate of Amendment to change its name to a name to be mutually agreed upon between the Company and Artecon and establish a classified board of directors. The description contained in this Item 5 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement which is attached hereto as Exhibit 101.

            If the Merger Agreement is approved by the shareholders of each of the Company and Artecon and the other conditions contained in the Merger Agreement are timely satisfied or waived, the Merger Sub will be merged with and into Artecon, with Artecon being the surviving corporation. After giving effect to the transactions contemplated by the Merger Agreement, Artecon will be a wholly-owned subsidiary of the Company.

            The Merger is subject to customary closing conditions as well as approval by the shareholders of the Company and Artecon and certain regulatory approval. The parties anticipate the transaction to close by the third quarter of 1999.

            The Merger Agreement may be terminated by the Company or Artecon under certain circumstances. If the Merger Agreement is terminated by the Company pursuant to Section 7.1(f)(ii) therein or by Artecon pursuant to Section 7.1(h) therein, Artecon shall pay the Company a cash fee in the amount of $2,500,000. If the Merger Agreement is terminated by Artecon pursuant to Section 7.1(i) or by the Company pursuant to Section 7.1(i), the Company shall pay Artecon a cash fee in the amount of $2,500,000.


                                    Form 8-K
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            For a full description of the terms and conditions of the Merger
Agreement, reference is made to the Merger Agreement attached hereto as Exhibit 101.

            As an inducement to Artecon entering into the Merger Agreement, certain shareholders of the Company, who, as of April 29, 1999, collectively held approximately 53.7% of the issued and outstanding Company Common Stock, have entered into voting agreements with Artecon (the "Company Voting Agreements") providing, inter alia, that such shareholders will vote their shares of the Company Common Stock and any shares of the Company Common Stock that they may acquire in the future in favor of the issuance of the Company Common Stock in the Merger and in favor of the approval of the Merger Agreement, the Merger and the Certificate of Amendment. In addition, as an inducement to the Company entering into a Merger Agreement, certain stockholders of Artecon who, as of April 29, 1999, collectively held approximately 52.3% of the issued and outstanding voting capital stock of Artecon, have entered into substantively similar voting agreements with the Company (the "Artecon Voting Agreements") providing, inter alia, that such stockholders vote their shares of Artecon capital stock and any shares of Artecon capital stock that they may acquire in the future in favor of the Merger Agreement and the Merger. The description contained in this Item 5 of the transactions contemplated by the Company Voting Agreements and Artecon Voting Agreements is qualified in its entirety by reference to the full text of the Company Voting Agreements and Artecon Voting Agreements (collectively, the "Voting Agreements").

            The foregoing description of the Merger, the Merger Agreement and the Voting Agreements is qualified in its entirety by reference to the Merger Agreement and the Voting Agreements, copies of which are filed herein as Exhibits, and which are incorporated by this reference.

            A proxy statement relating to the Merger has not yet been filed by the Company. This report shall not constitute the solicitation of any vote with respect to the Merger.

            Certain statements contained in this Report, including statements regarding any future results of the anticipated Merger, the anticipated consummation of the Merger, the business, the intents, beliefs or current expectations of the Company, its directors or its officers, primarily with respect to the future operating performance of the Company and the products it expects to offer and other statements contained herein regarding matters that are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, among others: the receipt and timing of shareholder and regulatory approvals, the occurrence or non-occurrence of other required closing conditions, the Company's ability to successfully integrate the operations of Artecon following the Merger, unanticipated negative results of litigation or governmental proceedings, stock price movements, the combined company's ability to integrate the combined businesses of Artecon and the Company, rapid technological change, frequent new product introductions, evolving industry standards, changing customer preferences in the Open Systems storage market and all of the factors that may influence future business and financial results,


                                    Form 8-K

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including those set forth in the most recent filings by the Company with the
Securities and Exchange Commission.

Item 7.     Financial Statements and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   100.  Press Release issued on April 30, 1999 by Box Hill
                        Systems Corp. and Artecon Inc.

                  101. Agreement and Plan of Merger dated as of April 29, 1999 among Box Hill Systems Corp., BH Acquisition Corp. and Artecon, Inc.

                  102. Form of Box Hill Voting Agreement dated as of April 29, 1999 entered into between certain shareholders of the Box Hill Systems Corp. and Artecon, Inc.

                  103. Form of Artecon Voting Agreement dated as of April 29, 1999 entered into between certain stockholders of Artecon, Inc. and Box Hill Systems Corp.


                                    Form 8-K

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BOX HILL SYSTEMS CORP.


                               By:/s/ Philip Black
                                  ---------------------------------------
                                  Name:  Philip Black
                                  Title: Chief Executive Officer

Date: May 7, 1999


                                    Form 8-K

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                                INDEX TO EXHIBITS

100. Press Release issued on April 30, 1999 by Box Hill Systems Corp. and Artecon, Inc.

101. Agreement and Plan of Merger dated as of April 29, 1999 among Box Hill Systems Corp., BH Acquisition Corp. and Artecon, Inc.

102. Form of Box Hill Voting Agreement dated as of April 29, 1999 entered into between certain shareholders of Box Hill Systems Corp and Artecon, Inc.

103. Form of Artecon Voting Agreement dated as of April 29, 1999 entered into between certain stockholders of Artecon, Inc. and Box Hill Systems Copr.


                                    Form 8-K

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